                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                Current Report



                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  January 4, 1999



                              J. CREW GROUP, INC.
            (Exact name of registrant as specified in its charter)


     New York                      333-42427             22-2894486
 -------------------        ---------------------    ---------------
 (State or other               (Commission            (I.R.S. Employer
 jurisdiction of                File Number)          Identification No.)
  incorporation)



                    770 Broadway, New York, New York  10003
                   (Address of principal executive offices)
                                  (Zip code)

                                (212) 209-2500
             (Registrant's telephone number, including area code)
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Item 5.  Other Events.

     Incorporated by reference herein is Registrant's Press Release dated January 4, 1999, announcing a management change and preliminary financial results.


Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.

           99.  Press Release dated January 4, 1999.


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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       J. CREW GROUP, INC.



                                       By /s/ Barry Erdos
                                         ------------------------------
                                         Name:  Barry Erdos
                                         Title: Chief Operating Officer

Date:  January 5, 1999


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